                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                             (SERIES PORTFOLIOS OF
                            AIM EQUITY FUNDS, INC.)

                       Supplement Dated December 16, 1996
        to the Statement of Additional Information dated January 2, 1996 as supplemented June 27, 1996 and  November 5, 1996


         On December 11, 1996, the Board of Directors (the "Board") of AIM Equity Funds, Inc. approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of AIM Charter Fund, AIM Weingarten Fund and AIM Constellation Fund (the "Funds"). Shareholders of each Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). If approved, these changes will become effective as of March 1, 1997.

         Investment In Other Investment Companies

         Reference is made to Investment Restrictions (a), (b) and (i) of AIM Charter Fund ("Charter"), set forth on page 22 of the Funds' Statement of Additional Information (the "SAI"). The Board has unanimously approved the elimination of Investment Restriction (b) and a change to Investment Restrictions (a) and (i) of Charter. In the event shareholders approve the proposed changes, Investment Restriction (b) will no longer apply and Investment Restrictions (a) and (i) will read in full as follows:

                 (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

                 (i) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         Reference is made to Investment Restrictions (f) and (h) of AIM Weingarten Fund ("Weingarten") on page 23 of the SAI. The Board has approved the elimination of Investment Restriction (h) and a change to Investment Restriction (f) of Weingarten. In the event shareholders approve the proposed changes, Investment Restriction (h) will no longer apply and Investment Restriction (f) will read in full as follows:

                 (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         Reference is made to Investment Restrictions (a) and (f) of AIM Constellation Fund ("Constellation") on page 24 of the SAI. The Board has approved the elimination of Investment Restriction (f) and a change to Investment Restriction (a) of Constellation. In the event shareholders approve the proposed changes, Investment Restriction (f) will no longer apply and Investment Restriction (a) will read in full as follows:

                 (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         Investment in Puts and Covered Calls

         Reference is made to Investment Restriction (e) of Charter, set forth on page 22 of the SAI, and Investment Restriction (g) of Weingarten, set forth on page 23 of the SAI, which prohibits Charter from investing in puts, calls, straddles and spreads and prohibits Weingarten from investing in certain puts and calls. The Board has approved a change of this Investment Restriction. In the event shareholders approve the proposed change of this Investment Restriction, Charter and Weingarten will each implement a new nonfundamental policy (i.e., it may be changed by the Board without shareholder approval) effective March 1, 1996 that will permit each of Charter and Weingarten to write covered calls or purchase puts. Neither Charter nor Weingarten intends to engage in such transactions for speculative purposes and will engage in such transactions only for hedging purposes.

         By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call.

          A put purchased by a Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value.

         A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

         For a discussion of the risks related to these types of transactions, please see pages 20-22 of the SAI.

         In the event shareholders approve the proposed changes, Investment Restriction (e) of Charter will read in full as follows:

                 (e) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs.

         In the event shareholders approve the proposed changes, Investment Restriction (g) of Weingarten will read in full as follows:

                 (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts.




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